SECTION 1350 CERTIFICATION

In connection with the Annual Report of the Nations Rx, Inc. ("Company") on Form 10-KSB for the year ended December 31st, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17th, 2004                    /s/ Frank Mashburn
                                                                                                                                                   Frank Mashburn, President

Dated: May 17th, 2004                    /s/ Karl Harz
                                                                                                                                                    Karl Harz, Chief Financial Officer

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